Exhibit 32.1

Avery Dennison Corporation

CERTIFICATION OF CHIEF EXECUTIVE OFFICER*

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the “Company”) hereby certifies, to the best of his knowledge, that:

(i)    the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September  28, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 29, 2019

/s/ Mitchell R. Butier
Mitchell R. Butier
Chairman, President and Chief Executive Officer

* The above certification accompanies the Company’s Quarterly Report on Form 10-Q and is furnished, not filed, as provided in SEC Release 33-8238, dated June 5, 2003.